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                                                                   EXHIBIT 10.45


                                 SIXTH AMENDMENT

                    TO AMENDED AND RESTATED CREDIT AGREEMENT


         This sixth amendment to amended and restated credit agreement ("Amendment"), effective as of December 31, 2001, is made and entered into by and between REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, successor by merger to U.S. Bank of Washington, National Association ("U.S. Bank"). Words and phrases with initial capital letters have the meanings given to them in Article I of this Amendment.

                                    RECITALS:

         A. On or about June 5, 1995, U.S. Bank and Borrower entered into that certain amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement"), whereby U.S. Bank agreed to make loans and advances of credit to Borrower on the terms and conditions set forth therein.

         B. Borrower and U.S. Bank have entered into five amendments to the Credit Agreement, dated as of July 25, 1996, September 15, 1997, February 22, 1999, August 10, 2000, and June 19, 2001, respectively, whereby U.S. Bank extended the Commitment Period of the Revolving Loan and otherwise modified the terms of the Term Loan, Revolving Loan, and Acquisition Loan.

         C. Borrower and U.S. Bank have agreed to waive certain financial covenant defaults and to temporarily amend the Fixed Charge Coverage Ratio covenant. The purpose of this Amendment is to set forth the terms of U.S. Bank's agreement and the conditions upon which U.S. Bank will modify the Credit Agreement and the other Loan Documents to evidence the parties' agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

                      ARTICLE I. DEFINITIONS AND AMENDMENT

         1.1 Defined Terms. As used in this Amendment, words and phrases with initial capital letters shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.

         1.2 Modified and Additional Defined Terms. Section 1.1 of the Credit Agreement is modified to amend in their entirety (if presently defined in Section 1.1 of the Credit Agreement) or add (if not presently defined in Section
1.1 of the Credit Agreement) the following defined terms:

                  "Cash Flow" means, for any period, Net Income, plus depreciation and amortization, plus Interest Expense, plus increases in deferred tax accounts, plus



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         other non-cash expenses, less extraordinary gains from any sale of
         Borrower's assets to the extent such sales are not in the ordinary course of Borrower's business, less increases in noncurrent assets not funded with new equity, new long-term Consolidated Indebtedness or Borrower's own cash that was available at the beginning of such period, and less dividends and distributions paid to Borrower's shareholders, in each case, for or during such period.

                  "Debt Service" is deleted in its entirety.

                  "EBITDA" for any given period means net income, plus interest expense, plus income tax expense, plus depreciation expense plus amortization expense.

                  "Sixth Amendment" means that certain sixth amendment to amended and restated credit agreement, dated as of December 31, 2001, by and between Borrower and U.S. Bank, and includes all amendments, supplements, exhibits, and modifications to the Sixth Amendment.

                  "Unfunded Capital Expenditures" means the sum of all purchases of capital assets or acquisitions of other companies less the sum of all new financing amounts received or assumed to acquire capital assets or acquisitions of other companies for the period specified.

         1.3 Incorporation of Recitals and Exhibits. The foregoing recitals are incorporated into this Amendment by reference. All references to "Exhibits" contained herein are references to exhibits attached to this Amendment, the terms and conditions of which are made a part of this Amendment for all purposes.

         1.4 Amendment. The Credit Agreement and the other Loan Documents are hereby amended as set forth herein. Except as specifically provided herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents and all amendments thereto shall remain in full force and effect throughout the terms of the Loans and any extensions or renewals thereof.

               ARTICLE II. WAIVER OF NONCOMPLIANCE WITH COVENANTS

         2.1 Fixed Charge Coverage Ratio. Borrower acknowledges that as of September 30, 2001, Borrower was not in compliance with a financial covenant under the Credit Agreement because the Fixed Charge Coverage Ratio for the Quarter ending September 30, 2001, was less than 1.05:1.00. Subject to the terms and conditions set forth in this Sixth Amendment, U.S. Bank hereby waives Borrower's noncompliance as of such date with the financial covenant set forth in Section 7.17 of the Credit Agreement.

         3.1 No Future Waiver. U.S. Bank's agreement to waive the non-compliance with the financial covenant under the Credit Agreement as provided for herein is not a waiver of any future noncompliance by Borrower with the financial covenant set forth in Section 7.17 of the Credit Agreement, nor is it a waiver of Borrower's noncompliance with any other terms and conditions set forth in the Credit Agreement. If there shall



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occur or exist any other Event of Default under the Credit Agreement or any other Loan Document, or if Borrower violates any provisions of this Sixth Amendment, then Bank shall be entitled to exercise any of its rights and remedies provided for in the Credit Agreement or any other Loan Document.

                        ARTICLE III. NEGATIVE COVENANTS

                  3.1 Fixed Charge Coverage Ratio. Section 7.17 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  7.17 Fixed Charge Coverage Ratio. Permit the ratio of (a) EBITDA minus cash taxes, cash dividends and Unfunded Capital Expenditures, all for the period in question to (b) the sum of all required principal payments (on short and long term debt and capital leases), and interest expense all for the period in question to be less than 1.00:1 for (i) the immediately preceding quarter (for the period ending on the last day of the fourth quarter of 2001); (ii) the immediately preceding two quarters (for the period ending on the last day of the first quarter of 2002); (iii) the immediately preceding three quarters (for the period ending on the last day of the second quarter of 2002); and (iv) the immediately preceding four rolling quarters (for the period ending on the last day of the third quarter of 2002 and during any fiscal quarter of Borrower thereafter).

                        ARTICLE IV. CONDITIONS PRECEDENT

         U.S. Bank shall have no obligation to modify the terms of the Credit Agreement as provided in this Amendment unless the following conditions have been fulfilled to the satisfaction of U.S. Bank:

         (a) U.S. Bank shall have received this Amendment, duly executed and delivered by Borrower.

         (b) There shall not then exist any Default or Event of Default hereunder as of the date hereof.

         (c) All representations and warranties of Borrower contained herein or made in writing in connection herewith shall be true and correct as of the date hereof.

                         ARTICLE V. GENERAL PROVISIONS

         5.1 Representations and Warranties. Borrower hereby represents and warrants to U.S. Bank that, to the best knowledge and belief of Borrower, as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U.S. Bank is payable without offset, defense, or counterclaim.



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         5.2 Security. The parties acknowledge and agree that all security agreements, financing statements, and other Loan Documents creating, perfecting, or evidencing U.S. Bank's security interest in the Collateral shall remain in full force and effect and shall secure and shall continue to secure payment and performance of all Loans and other Indebtedness of Borrower to U.S. Bank.

         5.3 Guaranties. The parties hereby acknowledge and agree that all guaranties now existing or hereafter obtained by U.S. Bank shall remain in full force and effect, are valid and enforceable in accordance with their terms, and are not subject to offset, defense, or counterclaim.

         5.4 Expenses. Borrower shall reimburse U.S. Bank for all of its out-of-pocket expenses incurred in connection with this Amendment promptly upon demand. Such expenses shall include, without limitation, reasonable attorney fees, examination expenses, and filing fees.

         5.5 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

         5.6 Statutory Notice. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, U.S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized officers or agents as of the date first above written.



                                       REDHOOK ALE BREWERY, INCORPORATED



                                       By: /s/ David J. Mickelson
                                           -------------------------------------
                                           David Mickelson, Executive Vice
                                           President


                                       U.S. BANK NATIONAL ASSOCIATION



                                       By: /s/ Kenneth D. Plank
                                           -------------------------------------
                                           Kenneth D. Plank, Vice President



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         By execution of this Amendment, the undersigned Guarantor approves of the changes to the Credit Agreement set forth herein, agrees to be bound by
Section 4.2 herein, reaffirms its Guaranty, and acknowledges and agrees that its obligations under its Guaranty are not subject to any defense, offset, or counterclaim.


                                       REDHOOK OF NEW HAMPSHIRE, INC.



                                       By: /s/ David J. Mickelson
                                           -------------------------------------
                                           David Mickelson, Executive Vice
                                           President



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